UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 14, 2010

Geo Point Technologies, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-53182	11-3797590
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

257 East 200 South, Suite 490
Salt Lake City, UT		84111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 810-4662

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINT OF CERTAIN OFFICERS;
COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 14, 2010, Jeffrey Brimhall resigned as Chief Financial Officer of Geo Point Technologies, Inc.  Mr. Brimhall will remain as a director.  Mr. Brimhall’s resignation was not the result of any disagreement between Mr. Brimhall and the Company on any matter relating to the Company’s operations, policies, or practices.

On the same date, the Company’s board of directors appointed Jeffrey T. Jensen, Chief Executive Officer, to serve as Chief Financial Officer until a successor is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT TECHNOLOGIES, INC.
Registrant

Date: December 14, 2010	By:	/s/ Jeffrey T. Jensen
Jeffrey T. Jensen
President, Chief Executive Officer,
and Chief Financial Officer